UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 16, 2024
TELEPHONE AND DATA SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14157	36-2669023
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
30 North LaSalle Street, Suite 4000, Chicago, Illinois 60602
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (312) 630-1900

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $.01 par value	TDS	New York Stock Exchange
Depositary Shares each representing a 1/1000th interest in a share of 6.625% Series UU Cumulative Redeemable Perpetual Preferred Stock, $.01 par value	TDSPrU	New York Stock Exchange
Depositary Shares each representing a 1/1000th interest in a share of 6.000% Series VV Cumulative Redeemable Perpetual Preferred Stock, $.01 par value	TDSPrV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02.  Results of Operations and Financial Condition
As previously announced, on May 24, 2024, Telephone and Data Systems, Inc. (TDS), United States Cellular Corporation (UScellular), T-Mobile US, Inc. (T-Mobile) and USCC Wireless Holdings, LLC entered into a Securities Purchase Agreement (Purchase Agreement) pursuant to which, among other items, UScellular has agreed to sell its wireless operations and select spectrum assets to T-Mobile for $4.4 billion, payable in cash and the assumption of certain debt, subject to certain potential adjustments as further described in the Purchase Agreement (Transaction).

In its Annual Report on Form 10-K for the year ended December 31, 2023 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, TDS reported its operations in two reportable segments - UScellular and TDS Telecom.

Due to the planned disposal of the UScellular wireless operations pursuant to the Purchase Agreement, TDS is disaggregating its reportable segments to provide relevant financial information for both internal reporting and external reporting purposes. Effective for the quarter ending June 30, 2024, TDS will have three reportable segments:

•“UScellular Wireless”: Operation of wireless network and provision of wireless services in markets throughout the United States
•“UScellular Towers”: Operation of owned cell towers to lease space to wireless carriers, including the Wireless business as well as third-party carriers
•“TDS Telecom”: Operation of broadband and communication services through fiber, coaxial and copper networks (this segment is unchanged from the prior segment structure)

The historical financial performance under the new UScellular segment structure for the quarterly and annual periods of 2022, 2023 and 2024 are disclosed in UScellular's Form 8-K dated July 16, 2024, which Form 8-K is incorporated by reference herein, and is incorporated as an Exhibit to this Form 8-K. This information includes certain non-GAAP financial measures that are useful in evaluating the effectiveness of operations and underlying business trends in a manner that is consistent with management’s evaluation of business performance. The financial performance for TDS Telecom is unchanged from the Annual Report on Form 10-K for the year ended December 31, 2023, and therefore, is not included in this Form 8-K.

TDS intends to begin reporting its financial results based on the new segment structure with the filing of its Quarterly Report on Form 10-Q for the quarter ending June 30, 2024, with prior periods reported accordingly.

Item 7.01.  Regulation FD Disclosure

UScellular made available an investor presentation to provide additional details on its tower operations in the context of the Transaction. A copy of the investor presentation is furnished with UScellular's Form 8-K dated July 16, 2024, which Form 8-K is incorporated by reference herein, and is incorporated as an Exhibit to this Form 8-K.

Item 9.01. Financial Statements and Exhibits
(d)   Exhibits

Exhibit Number	Description of Exhibits
99.1
Supplemental segment financial information (furnished pursuant to Item 2.02 of this Current Report on Form 8-K) is hereby incorporated by reference to Exhibit 99.1 to UScellular's Current Report on Form 8-K dated July 16, 2024.

99.2
Investor Presentation, dated July 16, 2024 (furnished pursuant to Item 7.01 of this Current Report on Form 8-K) is hereby incorporated by reference to Exhibit 99.2 to UScellular's Current Report on Form 8-K dated July 16, 2024.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEPHONE AND DATA SYSTEMS, INC.

Date:	July 16, 2024	By:	/s/ Vicki L. Villacrez
Vicki L. Villacrez
Executive Vice President and Chief Financial Officer